PROMET THERAPEUTICS, LLC

FINANCIAL STATEMENTS

FOR THE YEAR ENDED

DECEMBER 31, 2016 AND THE PERIOD

FROM AUGUST 31, 2015 (INCEPTION)

THROUGH DECEMBER 31, 2015

Independent Auditors’ Report

Promet Therapeutics, LLC

Hanover, MD

Report on Financial Statements

We have audited the accompanying balance sheets of Promet Therapeutics, LLC (“the Company”) as of December 31, 2016 and 2015, and the related statements of operations, members’ equity (deficit) and cash flows for the year ended December 31, 2016 and the period from August 31, 2015 (inception) through December 31, 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Promet Therapeutics, LLC as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year ended December 31, 2016 and the period from August 31, 2015 (inception) through December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

BD & Company, Inc.

Owings Mills, MD

September 15, 2017

Promet Therapeutics, LLC

Balance Sheets

December 31, 2016 and 2015

	December 31,	December 31,
	2016	2015

ASSETS
Current Assets
Cash	$1,071,894	$-
Certificates of deposit	1,019,294	-
Vendor deposit	227,657	-
Prepaid expenses	18,147	1,869
Total Current Assets	2,336,992	1,869

Property And Equipment
Equipment	8,445	-
Software	15,330	-
Total Cost	23,775	-
Less: accumulated depreciation	1,381	-
Property and equipment, net	22,394	-

Other Assets
Security deposit	5,535	-
Total Other Assets	5,535	-
Total Assets	$2,364,921	$1,869

LIABILITIES and MEMBERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	$14,593	$10,886
Due to related party	95	69,474
Accrued expenses	83,004	7,214
Total Current Liabilities	97,692	87,574
Total Liabilities	97,692	87,574

Members’ Equity (Deficit)
Class A member interests	3,000,000	-
Class B member interests	1,270,000	-
Accumulated deficit	(2,002,771)	(85,705)
Total Members' Equity (Deficit)	2,267,229	(85,705)
Total Liabilities and Members' Equity (Deficit)	$2,364,921	$1,869

The information in the notes is an integral part of these financial statements.

Promet Therapeutics, LLC

Statements of Operations

Year ended December 31, 2016 and the Period from

August 31, 2015 (Inception) through December 31, 2015

	December 31,	August 31, 2015 through December 31,
	2016	2015

Operating Expenses	$1,953,847	$85,705
Operating Loss	(1,953,847)	(85,705)

Other Income
Administrative services	32,327	-
Interest income	4,454	-
Other Income	36,781	-
Net Loss	$(1,917,066)	$(85,705)

The information in the notes is an integral part of these financial statements.

Promet Therapeutics, LLC

Statement of Members’ Equity (Deficit)

Year Ended December 31, 2016 and the Period from

August 31, 2015 (inception) through December 31, 2015

	Members' Equity (Deficit)
	Class A	Class B	Accumulated Deficit	Total

Balance, August 31, 2015	$-	$-	$-	$-
Net Loss	-	-	(85,705)	(85,705)

Balance, December 31, 2015	-	-	(85,705)	(85,705)
Members' Contributions - January 1, 2016	3,000,000	-	-	3,000,000
Members’ Contributions - July 1, 2016	-	1,270,000	-	1,270,000
Net Loss	-	-	(1,917,066)	(1,917,066)

Balance, December 31, 2016	$3,000,000	$1,270,000	$(2,002,771)	$2,267,229

The information in the notes is an integral part of these financial statements.

Promet Therapeutics, LLC

Statements of Cash Flows

Year Ended December 31, 2016 and the period from

August 31, 2015 (inception) through December 31, 2015

	December 31, 2016	August 31, 2015 through December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(1,917,066)	$(85,705)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,381	-
Net changes in operating assets and liabilities:
Prepaid expenses	(16,278)	(1,869)
Vendor deposit	(227,657)	-
Security deposit	(5,535)	-
Accounts payable	3,707	10,886
Due to related parties	(69,379)	69,474
Accrued liabilities	75,790	7,214
Net cash used in operating activities	(2,155,037)	-

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(23,775)	-
Certificates of deposit	(1,019,294)	-
Net cash used in investing activities	(1,043,069)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Contributions from members	4,270,000	-
Net cash provided by financing activities	4,270,000	-
NET INCREASE IN CASH	1,071,894	-
CASH - BEGINNING OF YEAR	-	-
CASH - END OF YEAR	$1,071,894	$-

The information in the notes is an integral part of these financial statements

Promet Therapeutics, LLC

Notes to Financial Statements

December 31, 2016 and 2015

NOTE 1 - NATURE OF BUSINESS

Promet Therapeutics, LLC. (Promet or “the Company”) was formed on August 31, 2015 to develop medical products for patients with unmet medical needs.  The Company was organized under the laws of the state of Delaware.  The Company’s operations are performed in the state of Maryland.

As the Company was formed on August 31, 2015 and Promet is still in the organizational and research and development phase of Company operations, the Company has minimal activity during 2015 and did not have any sources of revenue during 2016.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The company prepares its financial statements on the accrual basis of accounting.

Organization and Capitalization

The Company’s operating agreement provides for three classes of members: Class A, Class B and Profit Interest Members.  As of December 31, 2016, the Company has authorized 6,762,000 total member units to be issued, of which 4,200,000 Class A units and 762,000 Class B units have been issued.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Estimates also affect the reported amounts of expenses during the reporting period.  Actual events and results could differ from those assumptions and estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Certificates of Deposit

The certificates of deposit were purchased through an investment company and are held at multiple banks.  The maturities of the certificates of deposit are typically six months or less.

Fair Market Value of Financial Instruments

The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate fair value because of the short-term maturity of these instruments.

Promet Therapeutics, LLC

Notes to Financial Statements

December 31, 2016 and 2015

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Related Party Administrative Fees

Administrative fees are collected from a related party, Corlyst, LLC (“Corlyst”), for shared costs and are due on demand at the beginning of each month.  Receivables are stated at the invoice amount.  The balances at December 31, 2016 and 2015 were $0.

Property and Depreciation

Property is stated at cost, less accumulated depreciation. Depreciation is computed under the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and routine repairs are charged to expense as incurred; expenditures for improvements and major repairs that materially extend the useful lives of assets are capitalized. Depreciation expense for the year ended December 31, 2016 and the period from August 31, 2015 (inception) through December 31, 2015 was $1,381 and $0, respectively. Following are the estimated useful lives for the various classifications of assets:

Software	3 years
Equipment	5 years

Valuation of Long-Lived Assets

The Company accounts for the valuation of long-lived assets under ASC 360 Property, Plant and Equipment.  This guidance requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets.  Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell.  As of December 31, 2016, management does not believe any long-lived assets are impaired.

Advertising Costs

Advertising costs are recognized as expenses in the year incurred.  Total advertising expense for the year ended December 31, 2016 and the period from August 31, 2015 (inception) through December 31, 2015 was $3,850 and $0, respectively.

Research and Development Expenses

Research and development expenditures, which are expensed as incurred, totaled $606,769 and $1,000 for 2016 and the period from August 31, 2015 (inception) through December 31, 2015, respectively.

Promet Therapeutics, LLC

Notes to Financial Statements

December 31, 2016 and 2015

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is treated as a partnership for federal income tax purposes and does not incur income taxes.  In lieu of company income taxes, the partners are taxed separately on their proportionate share of the Company’s income, deductions, losses and credits.  Therefore, no provision or liability for income taxes has been included in these financial statements.

The Company determined that it was not required to record a liability related to uncertain tax positions as a result of implementing the requirements of ASC 740 Income Taxes.

Equity

Member units are comprised of three types: Class A Units, Class B Units and Profit Interest Units.  Class A and Class B units are designated based on the date of share issuance - Class A units were issued on January 1, 2016, while Class B units were issued on July 1, 2016.  All Units are non-transferable.  As of December 31, 2016, 4,200,000 Class A Units and 762,000 Class B Units have been authorized and issued, and an additional 1,800,000 Profit Interest Units have been authorized for possible future grants to employees, board members and consultants. Profit Interest Units may be awarded to the aforementioned parties based on the Company’s officers’ discretion.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)”. The topic of revenue recognition had become broad with several other regulatory agencies issuing standards, which lacked cohesion. The new guidance established a “comprehensive framework” and “reduces the number of requirements to which an entity must consider in recognizing revenue” and yet provides improved disclosures to assist stakeholders reviewing financial statements. The amendments in this update are effective for annual reporting periods beginning after December 15, 2018 for privately-held companies. The Company is currently in the pre-revenue stages of operations and will adopt the methodologies prescribed by this ASU by the date required. Adoption of the ASU is not expected to have a significant effect on the Company’s financial statements.

In February 2016, FASB issued ASU-2016-02, "Leases (Topic 842)." The guidance requires that a lessee recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right of use asset representing its right to use the underlying asset for the lease term. For finance leases: the right-of-use asset and a lease liability will be initially measured at the present value of the lease payments, in the statement of financial position; interest on the lease liability will be recognized separately from amortization of the right-of-use asset in the statement of comprehensive income; and repayments of the principal portion of the lease liability will be classified within financing activities and payments of interest on the lease liability and variable lease payments within operating activities in the statement of cash flows. For operating leases: the right-of-use asset and a lease liability will be initially measured at the present value of the lease payments, in the statement of financial position; a single lease cost will be recognized, calculated so that the cost of the lease is allocated over the lease term on a generally straight-line basis; and all cash payments will be classified within operating activities in the statement of cash flows. Under Topic 842 the accounting applied by a lessor is largely unchanged from that applied under previous GAAP. The amendments in Topic 842 are effective for the Company beginning January 1, 2020.  Management is currently evaluating the impact of adopting the new guidance on the Company’s financial statements.

Promet Therapeutics, LLC

Notes to Financial Statements

December 31, 2016 and 2015

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company’s largest member, Corlyst, LLC, pays Promet for administrative services performed by the Company.  These administrative fees are included in other income on the Company’s statement of operations. These fees were charged beginning in October 2016 and totaled $32,327 for the year ended December 31, 2016.

During 2015 and through January 2016, Corlyst paid expenses on behalf of the Company and Promet reimbursed Corlyst at later dates.  The outstanding balance the Company owed Corylst as of December 31, 2016 and 2015 was $95 and $69,474, respectively.

NOTE 4 - INCOME TAXES

The Company files income tax returns in the U.S. federal jurisdiction, Delaware and Maryland.  The Company is a pass-through entity for income tax purposes whereby any income tax liabilities or benefits are attributable to its members.  Any amounts paid by the Company for income taxes are treated as distributions to its members.

The Company’s federal and state income tax returns for 2015 and 2016 are subject to examination by the Internal Revenue Service and state taxing authorities, generally for three years after they were filed.

NOTE 5 - OPERATING LEASE OBLIGATIONS

The Company leases office space and equipment under non-cancelable operating leases.  Rent expense under the current lease for the year ended December 31, 2016 was $50,997. Future annual minimum rental payments under the lease as of December 31, 2016, are as follows:

2017	$73,843
2018	90,057
2019	76,773
2020	2,930

Total future minimum lease payments	$243,603

NOTE 6 - CONCENTRATION OF CREDIT RISK

The Company maintains its operating cash in one commercial bank.  Balances on deposit are insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits. Balances in excess of FDIC limits are insured.  Total cash held by the bank was $1,068,221 and $0 at December 31, 2016 and 2015, respectively.  The Company also maintains cash in a financial institution, which is not insured by the FDIC.  Cash held by the financial institution was $4,860 and $0 at December 31, 2016 and 2015, respectively.

NOTE 7 - SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through September 15, 2017, the date the financial statements were available to be issued. During the period from January 1, 2017 through September 15, 2017, the Company did not have any material recognizable subsequent events.